UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2012

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois 60607

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (888) 422-6562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Forward-Looking Statements

When used in this Current Report on Form 8-K and in other reports filed with or furnished to the Securities and Exchange Commission, in press releases or other public stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made.  These statements may relate to our future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items.  By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected revenues, cost savings, synergies and other benefits from our merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the possibility that the expected benefits of the FDIC-assisted transactions we previously completed will not be realized; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans we originate and loans we acquire from other financial institutions; (4) results of examinations by the Office of Comptroller of Currency and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses or write-down assets; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and net interest margin; (7) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (8) fluctuations in real estate values; (9) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (10) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (11) our ability to access cost-effective funding; (12) changes in financial markets; (13) changes in economic conditions in general and in the Chicago metropolitan area in particular; (14) the costs, effects and outcomes of litigation; (15) new legislation or regulatory changes, including but not limited to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and regulations adopted thereunder, any changes in capital requirements pursuant to the Dodd-Frank Act and the implementation of the Basel III capital standards, other governmental initiatives affecting the financial services industry and changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (16) changes in accounting principles, policies or guidelines; (17) our future acquisitions of other depository institutions or lines of business; and (18) future goodwill impairment due to changes in our business, changes in market conditions, or other factors.

MB Financial, Inc. does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Set forth below are investor presentation materials.

2

Mitchell Feiger, President and Chief Executive Officer Jill E. York, Vice President and Chief Financial Officer November 2012 NASDAQ: MBFI Investor Presentation

Forward Looking Statements 1 When used in this presentation and in reports filed with or furnished to the Securities and Exchange Commission, in press releases or other public stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to our future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected revenues, cost savings, synergies and other benefits from our merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the possibility that the expected benefits of the FDIC-assisted transactions we previously completed will not be realized; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans we originate and loans we acquire from other financial institutions; (4) results of examinations by the Office of Comptroller of Currency and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses or write-down assets; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and net interest margin; (7) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (8) fluctuations in real estate values; (9) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (10) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (11) our ability to access cost-effective funding; (12) changes in financial markets; (13) changes in economic conditions in general and in the Chicago metropolitan area in particular; (14) the costs, effects and outcomes of litigation; (15) new legislation or regulatory changes, including but not limited to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and regulations adopted thereunder, any changes in capital requirements pursuant to the Dodd-Frank Act and the implementation of the Basel III capital standards, other governmental initiatives affecting the financial services industry and changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (16) changes in accounting principles, policies or guidelines; (17) our future acquisitions of other depository institutions or lines of business; and (18) future goodwill impairment due to changes in our business, changes in market conditions, or other factors. We do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Increased dividends and established stock buyback authorization Increased fourth quarter 2012 dividend to $0.10 per share 1,000,000 share buyback authorization Improved return on average assets (“ROA”) and cash return on average tangible common equity (“ROTCE”) ROA of 0.97% for the third quarter of 2012 compared to 0.80% in the same period a year ago ROTCE of 11.29% for the third quarter of 2012 compared to 9.52% in the same period a year ago Net income available to common stockholders of $23.1 million for the third quarter of 2012 compared to $17.1 million in the same period a year ago Strong fee income – revenues from key fee initiatives grew 13% comparing year-to-date 2012 revenues to the same period last year Leasing revenue up 25% Card revenues up 16% Capital markets and international banking fees up 138% Improved balance sheet mix comparing September 30, 2012 to a year ago Favorable loan mix changes C&I and lease loans up 9% Construction and commercial real estate down 7% Improved securities mix – municipal securities 38% of total investment securities compared to 26% Improved deposit mix with low cost deposits making up 73% of total deposits compared to 68% Lower reliance on wholesale funding Brokered deposits down 20% FHLB advances down 85% Repaid TARP in 2012 Improved credit trends at September 30, 2012 compared to a year ago Nonperforming loans down to 1.87% of total loans compared to 2.42% a year ago Net charge-offs to average loans were minimal at 0.03% for the nine months ended September 30, 2012 Recent Company Highlights 2

Company Strategy Build a bank with lower risk and consistently better returns than peers over the long term Develop balance sheet with superior profitability and lower risk Add great customers in our four business lines, whether they borrow or not Maintain low credit risk and low credit costs Attract low cost and stable funding Keep strong on balance sheet liquidity Maintain strong capital Strong focus on fee income Fees need to be high quality, recurring, and profitable Not an easy task; requires meaningful investment Emphasis on leasing, capital markets, international banking, cards, commercial deposit fees, treasury management, and trust and asset management Grow select fee businesses nationally (leasing, cards and treasury management) Invest in human talent Recruit and retain the best staff – very low turnover rate of “A” employees Maintain strong training programs – large commercial banker training program Be the employer of choice; Awards received – ranked in the top 10 among the large employer category in the Chicago Tribune's Top 100 Workplaces survey Make opportunistic acquisitions Skilled and disciplined acquirer Long track record of successful integrations 3

Lines of Business 4 Retail Banking Provides the majority of the funding for commercial lending business; provides 60% of deposits and 16% of loans High percentage of core funding Low reliance on CDs Focused on business banking customers and customers that live or work near our branches Key fee initiatives include card services and treasury management services for business banking customers Wealth Management Provides customized private banking, trust, investment management, brokerage, and retirement plan services through a team of experienced advisors Specializes in serving business owners, high-net worth families, foundations, and endowments Focused on asset management, low-cost deposits, and private banking services Manages more than $2.9 billion of client assets through trust department and asset management subsidiary, Cedar Hill Associates, LLC Commercial Banking Lending and depository services to middle-market companies with revenues ranging from $10 to $250mm “Relationship banking” culture; calling officers have 20+ years average experience Commercial and industrial loan portfolio – terms generally range from 1 to 5 years; 86% of relationships credit exposure are $20 million or less; approximately 79% have a floating rate of interest (58% indexed to LIBOR and 42% indexed to Prime) Key fee initiatives include treasury management, capital markets, international banking and cross-selling wealth management products Note: Business line financial data as of September 30, 2012 Leasing Lease banking – provides services to lessors located throughout the U.S.; includes lease and working capital loans and lease equity investments Lease loans totaled $1.2 billion at 9/30/12; no residual risk Lease loans are underwritten primarily on the credit worthiness of the lessee Lessees include mostly investment grade “Fortune 1000” companies located throughout the U.S. and large middle-market companies Lease originations and related services – through our lease subsidiary, LaSalle Systems Leasing, Inc. Lease technology-related and material handling equipment to “Fortune 1000” and large middle-market companies located throughout the U.S. Specialize in selling third party equipment maintenance contracts to “Fortune 1000” companies, many of which are leasing customers

Great Branch Footprint for Serving Business Customers 5 Chicago MSA – 86 branches Branches strategically located in Chicago MSA have access to ~80% of middle-market companies Source: SNL Financial (11/2012)

Composition of the Loan Portfolio – Favorable Mix Changes Improved loan mix from a year ago while balances (excluding covered loans) were stable. C&I and lease loans increased as a percent of total portfolio from 36% to 41%. Decreased emphasis on construction and commercial real estate loans; these categories went from 36% to 34% of the total portfolio. As expected, covered loans declined from a year ago. 6 (Dollars in millions) Balance Percent of Total Q3 Yield Balance Percent of Total Q3 Yield Change in Balance Commercial loans 1,043 $ 18% 4.78% 1,074 $ 19% 4.62% 3% Commercial loans collateralized by assignment of lease payments 1,067 18% 5.39% 1,219 22% 4.40% 14% Commercial real estate 1,845 32% 5.35% 1,770 31% 5.02% -4% Residential real estate 316 5% 4.72% 309 5% 4.41% -2% Construction real estate 210 4% 3.67% 150 3% 4.09% -29% Other consumer loans 614 11% 4.81% 606 11% 4.75% -1% Gross loans, excluding covered loans 5,095 88% 5.08% 5,129 91% 4.74% 1% Covered loans 719 12% 7.48% 496 9% 5.91% -31% Total loans 5,814 $ 100% 5.38% 5,625 $ 100% 4.85% -3% September 30, 2011 September 30, 2012

Asset Quality Statistics – Improvement Continues 7 NPL Composition September 30, 2012 Payment Status of NPLs Year to Date Ratio 12/31/2008 12/31/2009 12/31/2010 12/31/2011 9/30/2012 ALLL to total loans 2.31% 2.71% 2.90% 2.13% 2.15% NPLs to total loans 2.34% 4.16% 5.48% 2.17% 1.87% ALLL to non-performing loans 98.67% 65.26% 53.03% 98.00% 115.10% Net charge-offs to average loans 0.79% 3.09% 3.42% 2.90% 0.03% For the Year Ended

Investment Securities Portfolio – Favorable Mix Changes 8 Note: Includes available for sale and held to maturity portfolios as well as non-marketable securities. Greater portion of investment portfolio allocated to municipal securities. Better positioned than a year ago given the current interest rate environment. Tax US Gov't Equivalent Balance maturing in Agency MBS Municipals Corporate Equity (1) Total Yield Year 1 7 $ 419 $ 27 $ - $ - $ 453 $ 1.48% Year 2 - 249 33 - - 282 1.90% Year 3 - 155 39 5 - 199 2.65% Year 4 - 151 73 - - 224 3.93% Year 5 30 113 85 6 - 234 4.20% Year 6 - 102 56 - - 158 4.35% Year 7 - 32 93 - - 125 4.95% Year 8 - 12 73 - - 85 4.78% Year 9 - 5 184 - - 190 5.40% Year 10 - 3 121 - - 124 4.79% Over 10 Years - 17 11 5 68 101 3.99% Total Par 37 $ 1,258 $ 796 $ 16 $ 68 $ 2,175 $ 3.37% Estimated Fair Value 42 $ 1,353 $ 929 $ 17 $ 69 $ 2,410 $ Appreciation 3 $ 35 $ 70 $ 1 $ 1 $ 109 $ Duration (Years) 2.8 2.0 4.6 2.8 2.9 Tax Equivalent Yield 3.10% 1.95% 5.57% 3.06% 4.25% 3.37% (1) Primarily consists of FHLB and FRB stock. Maturity/Paydown Analysis September 30, 2012 (Dollars in millions)

Liquidity Ratios – Robust Liquidity (A) Cash and due from banks and liquid investments/Short term stress scenario net cash outflows. Liquidity was unusually high at year end 2009 due to the Corus acquisition. (B) Total deposits (excluding brokered deposits) and customer repurchase agreements/Total deposits and borrowings. 9 Maintain strong liquidity Less reliance on non-core funding High lending capacity

Low Cost Deposit Base – Improved Mix

(Dollars in millions)

	12/31/2008		12/31/2009		12/31/2010		12/31/2011		9/30/2012	
	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total
Low cost deposits:										
Noninterest bearing deposits	$ 960	15%	$ 1,552	18%	$ 1,692	21%	$ 1,886	25%	$ 2,011	27%
Money market and NOW accounts	1,465	23%	2,776	32%	2,776	34%	2,645	34%	2,683	36%
Savings accounts	368	6%	584	7%	698	8%	754	10%	798	10%
Total low cost deposits	2,793	44%	4,912	57%	5,166	63%	5,285	69%	5,492	73%
Certificates of deposit:										
Certificates of deposit	2,838	43%	3,243	37%	2,519	31%	1,926	25%	1,632	22%
Brokered deposit accounts	865	13%	528	6%	468	6%	437	6%	355	5%
Total certificates of deposit	3,703	56%	3,771	43%	2,987	37%	2,363	31%	1,987	27%
Total deposits	**$ 6,496**	**100%**	**$ 8,683**	**100%**	**$ 8,153**	**100%**	**$ 7,648**	**100%**	**$ 7,479**	**100%**
Borrowings:										
Customer repurchase agreements	$ 283	25%	$ 224	28%	$ 265	37%	$ 216	34%	$ 270	48%
Wholesale borrowings	627	56%	381	46%	239	34%	220	34%	89	16%
Subordinated debt and junior subordinated notes issued to capital trusts	209	19%	209	26%	209	29%	209	32%	202	36%
Total borrowings	**$ 1,119**	**100%**	**$ 814**	**100%**	**$ 713**	**100%**	**$ 645**	**100%**	**$ 561**	**100%**

Composition of Deposits



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2008
2009
2010
2011
3Q2012
Brokered deposit accounts
Certificates of deposit
Savings accounts
Money market and NOW accounts
Noninterest bearing deposits
Low cost deposits

- Deposit mix has improved significantly over the last several years.
- Low reliance on wholesale funding.
- To lower future funding costs, we prepaid in third quarter of 2012:
  - $100 million FHLB advance with an interest rate of 3.85%
  - $101 million of brokered deposits with an average interest rate of 3.16%
  - $6.2 million junior subordinated notes with an interest rate of 10.6%
- We expect these prepayments to lower our funding costs by 9 basis points in the fourth quarter of 2012.

10

Risk-Based Capital Composition – Dominated by Common Equity Capital Composition 9/30/2011 Capital Composition 9/30/2012 11 2011 2012 Common stock 1,139 $ 1,218 $ TARP 195 - Noncontrolling interest 2 1 Trust preferred securities 154 148 Less goodwill and intangibles (407) (409) Other deductions (0) (0) Tier 1 Capital 1,083 958 Subordinated debt 50 50 ALLL includible in tier 2 capital 78 76 Tier 2 Capital 128 126 Total risk-based capital 1,211 $ 1,084 $ (In millions) September 30,

Summary Income Statement – Profitability has Rebounded 12 (1) YTD 9/30/12 annualized. 2008 2009 2010 2011 YTD 9/30/2012 Interest income 414 $ 394 $ 430 $ 385 $ 258 $ Interest expense 193 143 90 59 34 Net interest income 221 251 340 325 223 Provision for credit losses 126 232 246 121 (10) Net interest income after provision for credit losses 95 19 94 205 233 Other income 80 127 186 109 75 Other expenses 183 224 259 270 215 Income (loss) before income taxes (8) (78) 21 44 93 Applicable income tax expense (benefit) (24) (45) 0 5 27 Income (loss) from continuing operations 16 (33) 21 39 66 Income from discontinued operations, net of income tax 1 7 - - - Net income (loss) 16 (26) 21 39 66 Dividends and discount accretion on preferred shares 1 10 10 10 3 Net income (loss) available to common stockholders 15 $ (36) $ 10 $ 28 $ 63 $ (In millions)

Performance Ratios – Reflects Improving Operations 13

Key Fee Initiatives – Becoming More Meaningful

(In Thousands)

	Three Months Ended					Nine Months Ended		Nine Months Change
	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	September 30, 2011	September 30, 2012	
Key fee initiatives:								
Capital markets and international banking fees	$ 605	$ 754	$ 507	$ 780	$ 1,344	$ 1,107	$ 2,631	138%
Commercial deposit and treasury management fees	6,157	6,113	5,901	5,784	5,860	17,643	17,545	-1%
Lease financing, net	6,494	7,801	6,958	7,334	9,671	19,138	23,963	25%
Trust and asset management fees	4,272	4,166	4,404	4,535	4,428	13,158	13,367	2%
Card fees	2,071	1,096	2,044	2,429	2,385	5,921	6,858	16%
Total key fee initiatives	$ 19,599	$ 19,930	$ 19,814	$ 20,862	$ 23,688	$ 56,967	$ 64,364	13%

- **Capital markets fees**
  - Team built in first quarter of 2012
  - Includes fees for the following services: derivatives and interest rate risk solutions, capital solutions, merger and acquisition advisory and real estate debt placement
- **International banking fees**
  - Team built two years ago with back office put in place this year
  - Includes fees for the following services: trade services (letters of credit), export trade finance, and foreign exchange
- **Commercial deposit and treasury management fees**
  - Includes fees for the following services: account management, payments systems access, information management, and fraud and risk mitigation
  - Expand nationally where we have expertise
- **Lease financing**
  - Includes fees related to equipment leases as well as selling third party equipment maintenance contracts
- **Trust and asset management fees**
  - Wealth management solutions for individuals, corporations and not-for-profits
  - Includes fees for the following services: investment management, custody, personal trust, financial planning, and wealth advisory services to high net worth individuals
- **Card fees**
  - Expanded into prepaid and gift cards this year
  - Includes fees for debit, credit, prepaid and gift cards
  - Exclusive credit card rewards program

14

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MB has Achieved Market Leading PTPP Operating Earnings Despite Challenging Conditions 15 Net non-interest expense / average assets3 (%) Core other income / revenues - FTE (%) Asset yields (%) Source: Company filings, SNL Financial Note: Chicago peers consist of public banks headquartered in Chicago MSA with assets between $2.0bn and $16.6bn at September 30, 2012 and include: First Midwest, Old Second, PrivateBancorp, Taylor Capital, Wintrust (1) YTD 2012 annualized as of 9/30/2012 Pre-tax, pre-provision operating earnings - FTE / risk-weighted assets (%) Cost of funds (%) MBFI Chicago Peers Median Net interest margin - FTE (%) 1.96 3.05 3.04 2.85 1.50 1.67 1.94 1.97 2.39 1.80 2008 2009 2010 2011 2012¹ 27 25 25 27 28 26 25 23 24 28 2008 2009 2010 2011 2012¹ 5.80 4.59 4.82 4.59 4.34 5.80 5.00 4.82 4.54 4.31 2008 2009 2010 2011 2012¹ 2.66 0.99 0.70 0.56 2.86 1.73 1.13 0.90 0.68 1.67 2008 2009 2010 2011 2012¹ 3.16 3.83 3.90 3.79 2.99 3.04 3.51 3.52 3.52 2.97 2008 2009 2010 2011 2012¹ 1.22 1.33 1.37 1.46 1.53 1.56 1.44 1.71 1.59 1.71 2008 2009 2010 2011 2012¹

MB Financial has Maintained Stronger Capital Levels Than Peers 16 Source: Company filings, SNL Financial Note: Ratios are as of December 31, 2008-2011 and September 30, 2012. Chicago peers consist of median data for public banks headquartered in Chicago MSA with assets between $2.0bn and $16.6bn at September 30, 2012 and include: First Midwest, Old Second, PrivateBancorp, Taylor Capital, Wintrust. TCE / TA (%) Tier I Capital Ratio (%) Total Risk-Based Capital Ratio (%) TCE / RWA (%) MBFI Chicago Peers Median 5.6 6.2 7.5 8.4 9.5 4.6 5.5 7.3 7.6 7.6 2008 2009 2010 2011 2012 7.1 8.8 10.9 12.5 14.2 5.4 6.5 8.8 9.0 9.0 2008 2009 2010 2011 2012 14.1 15.5 17.8 19.4 17.9 13.1 13.6 14.0 14.0 13.7 2008 2009 2010 2011 2012 12.1 13.5 15.8 17.3 15.8 10.9 11.4 12.3 11.7 12.3 2008 2009 2010 2011 2012

17 Source: Company filings, SNL Financial Note: Ratios are as of December 31, 2008-2011 and September 30, 2012. Chicago peers consist of median data for public banks headquartered in Chicago MSA with assets between $2.0bn and $16.6bn at September 30, 2012 and include: First Midwest, Old Second, PrivateBancorp, Taylor Capital, Wintrust. NPAs / Assets (%) Reserves/Loans (%) Reserves / NPLs (%) Credit Metrics Better Than Local Peers Reserves / Loans (%) NPLs / Loans (%) MBFI Chicago Peers Median 1.71 2.84 4.21 2.12 1.56 1.96 3.72 3.93 2.93 1.80 2008 2009 2010 2011 2012 99 65 53 98 115 61 62 63 82 103 2008 2009 2010 2011 2012 2.31 2.71 2.90 2.13 2.15 1.78 2.71 2.75 2.18 2.02 2008 2009 2010 2011 2012 2.34 4.16 5.48 2.17 1.87 2.71 4.41 4.55 3.05 1.94 2008 2009 2010 2011 2012

Valuable Position in the Chicago MSA Rank Institution Branches Total deposits in market ($mm) Total market share (%) 1 JPMorgan Chase 442 70,527 22.5 2 BMO Financial Group 230 36,303 11.6 3 Bank of America 176 22,992 7.3 4 Northern Trust 12 22,185 7.1 5 Wintrust Financial 106 13,194 4.2 6 PNC Financial Services 154 11,714 3.7 7 Fifth Third 179 11,000 3.5 8 Citigroup 74 10,542 3.4 9 PrivateBancorp 20 9,176 2.9 10 MB Financial1 87 7,479 2.4 11 US Bancorp 89 6,254 2.0 12 First Midwest 87 6,070 1.9 13 Royal Bank of Scotland 106 5,459 1.7 14 Wells Fargo 10 4,600 1.5 15 TCF Financial 201 3,938 1.3 All other institutions 1,209 72,528 23.1 MSA Total 3,182 313,961 100.0 Rank Institution Branches Total deposits in market ($mm) Total market share (%) 1 JPMorgan Chase 326 38,407 16.0 2 ABN Amro (LaSalle Bank) 140 30,957 12.9 3 Harris (Bank of Montreal) 192 23,237 9.7 4 Northern Trust 18 8,461 3.5 5 Fifth Third 123 8,052 3.4 6 Royal Bank of Scotland 136 6,446 2.7 7 Wintrust Financial 55 6,019 2.5 8 Corus Bankshares 14 5,500 2.3 9 Citigroup 51 5,441 2.3 10 MAF Bancorp 49 4,904 2.0 11 National City 59 4,528 1.9 12 First Midwest 56 4,488 1.9 13 Bank of America 31 4,159 1.7 14 MB Financial 39 3,770 1.6 15 FBOP Corp 25 2,824 1.2 All other institutions 1,686 82,474 34.4 MSA Total 3,000 239,667 100.0 Current Chicago MSA Rankings 2005 Chicago MSA Rankings Source: SNL Financial Note: Data as of June 30, 2012 reflects acquisitions post June 30, 2012 1 MB Financial deposits as of 9/30/2012 18

Market share of Top Banks in 10 Largest U.S. MSAs 19 Market share of top 3 banks in 10 largest U.S. MSAs Market share of top 10 banks in 10 largest U.S. MSAs Source: SNL Financial as 6/30/2012

20 Skilled Acquirer Thirteen acquisitions since 2000 Disciplined financial analyses focused on: Internal rates of return Returns on invested capital Long-term per share earnings accretion Long track record of successful and rapid employee, customer and systems integrations Ability to manage multiple integrations simultaneously Branch network size and location makes acquired branch consolidations more likely to result in enhanced expense savings opportunities Company culture suited for acquisitions

Track Record of Being a Disciplined Acquirer and Experienced Integrator

2001

MidCity Financial (Chicago, IL)
- April 19, 2001
- $275mm all stock
- Merger of equals
- Combined assets and deposits of $3,465mm and $2,822mm, respectively

First Lincolnwood (Lincolnwood, IL)
- December 27, 2001
- $35mm all cash
- Acquired $227mm in assets and $183mm in deposits

2002

LaSalle Systems Leasing, Inc.
- July 22, 2002
- $31mm cash, $5mm MBFI stock, $4mm in deferred payments

South Holland Bancorp (South Holland, IL)
- November 1, 2002
- $93mm all cash
- Acquired $532mm in assets and $454mm in deposits

2004

First SecurityFed Financial (Chicago, IL)
- January 9, 2004
- $67mm in stock; $73mm cash
- Acquired $501mm in assets and $314mm in deposits

2006

First Oak Brook Bancshares (Oak Brook, IL)
- May 1, 2006
- $297mm in stock; $74mm cash
- Acquired $2,362mm in assets and $1,914mm in deposits

2008

Cedar Hill Associates, LLC (Chicago, IL)
- April 18, 2008
- Asset management firm with approximately $960mm in assets under management
- Acquired 80% interest

2009

Heritage Community Bank (Glenwood, IL)
- February 27, 2009
- FDIC-assisted transaction
- Entered into a loss-sharing agreement with the FDIC on all purchased assets
- Acquired $158mm in loans (net of discount) and $209mm in core deposits

InBank (Oak Forest, IL)
- September 4, 2009
- FDIC-assisted transaction
- Acquired $101mm in loans (net of discount) and $122mm in core deposits

Corus Bank (Chicago, IL)
- September 11, 2009
- FDIC-assisted transaction
- Acquired $6.5bn in deposits, of which MB Financial plans to retain $1.6bn - $2.0bn of core local deposits

Benchmark Bank (Aurora, IL)
- December 4, 2009
- FDIC-assisted transaction
- Entered into a loss-sharing agreement with the FDIC on all purchased assets
- Acquired $104mm in loans (net of discount) and $95mm in core deposits

2010

Broadway Bank (Chicago, IL)
- April 23, 2010
- FDIC-assisted transaction
- Entered into a loss-sharing agreement with the FDIC on all purchased assets
- Acquired $786mm in loans (net of discount) and $202mm in core deposits

New Century Bank (Chicago, IL)
- April 23, 2010
- FDIC-assisted transaction
- Entered into a loss-sharing agreement with the FDIC on all purchased assets
- Acquired $407mm in loans (net of discount) and $270mm in core deposits

Source: Company filings
Note: Transaction dates indicate announcement date

21

mb

Summary Building a bank with lower risk and consistently better returns than peers over the long term Developing a balance sheet with superior profitability and lower risk Strong focus on fee income and profits from fee services Committed to having great human talent Opportunistic acquisitions 22

Appendix 23

Non-GAAP Disclosure Reconciliations This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). These measures include net interest margin on a fully tax equivalent basis; ratio of core other income to total revenue on a fully tax equivalent basis; ratio of net non-interest expense to average assets and ratio of pre-tax, pre-provision operating earnings on a fully tax equivalent basis to risk-weighted assets, with net gains and losses on investment securities, net gains and losses on sale of other assets, net gain on sale of loans held for sale, net gains and losses on other real estate owned, acquisition related gains and increase (decrease) in market value of assets held in trust for deferred compensation excluded from the calculations of the other (non-interest) income, core other income and pre-tax, pre-provision operating earnings components of these ratios, and the FDIC special assessment expense, impairment charges, prepayment fees on interest-bearing liabilities and increase (decrease) in market value of assets held in trust for deferred compensation excluded from the other (non-interest) expense components of these ratios with tax equivalent adjustments for tax-exempt interest income and increase in cash surrender value of life insurance, as applicable; ratios of tangible common equity to risk weighted assets and tangible common equity to tangible assets; and cash return on average tangible common equity (net cash flow available to common stockholder divided by average tangible common equity). Our management uses these non-GAAP measures, together with the related GAAP measures, in its analysis of our performance and in making business decisions. Management also uses these measures for peer comparisons. The tax equivalent adjustments to net interest margin, pre-tax, pre-provision operating earnings, other income and total revenue recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that others within the banking industry present these measures on a fully tax equivalent basis, and accordingly believes that providing these measures may be useful for peer comparison purposes. For the same reasons, management believes the tax equivalent adjustments for tax-exempt interest income and increase in cash surrender value of life insurance are useful. Management believes that pre-tax, pre-provision operating earnings are a useful measure in assessing our operating performance, particularly during times of economic stress. In recent periods, our results of operations have been negatively impacted by adverse economic conditions, as seen in our elevated levels of loan charge-offs and provision for credit losses. Management believes that measuring earnings before the impact of the provision for credit losses makes our financial data more comparable between reporting periods so that investors can better understand our operating performance trends. Management also believes that this is a standard figure used in the banking industry to measure performance. Management believes that core and non-core other (fee) income and other (operating) expense are useful in assessing our operating performance and in understanding the primary drivers of our other (fee) income and other expense when comparing periods. 24

Non-GAAP Disclosure Reconciliations Management also believes that by excluding net gains and losses on investment securities, net gains and losses on sale of other assets, net gain on sale of loans held for sale, net gains and losses on other real estate owned, acquisition related gains and increase (decrease) in market value of assets held in trust for deferred compensation from the other (non-interest) income components and excluding the FDIC special assessment expense, impairment charges, prepayment fees on interest-bearing liabilities and increase (decrease) in market value of assets held in trust for deferred compensation from the other (non-interest) expense components of the ratios of net non-interest expense to average assets and pre-tax, pre-provision operating earnings on a fully tax equivalent basis to risk-weighted assets and, in the case of the income-related items, the ratio of core other income to total revenue on a fully tax equivalent basis, this information better reflects our operating performance, as the excluded items do not pertain to our core business operations and their exclusion makes this information more meaningful when comparing our operating results from period to period. The ratios of tangible common equity to tangible assets and tangible common equity to risk-weighted assets exclude goodwill and other intangible assets, net of tax benefits, in determining tangible assets and tangible common equity. Management believes that the presentation of these measures excluding the impact of such items provides useful supplemental information that is helpful in understanding our financial results, as they provide a method to assess management’s success in utilizing our tangible capital as well as our capital strength. Management also believes that providing measures that exclude balances of goodwill and other intangible assets, which are subjective components of valuation, facilitates the comparison of our performance with the performance of our peers. In addition, management believes that these are standard financial measures used in the banking industry to evaluate performance. The non-GAAP disclosures contained herein should not be viewed as substitutes for the results determined to be in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. The following table reconciles net interest margin on a fully tax equivalent basis to net interest margin for the periods presented: 25 Net interest margin Nine Months Ended September 30, 2008 2009 2010 2011 2012 Net interest margin 3.03% 2.85% 3.72% 3.75% 3.55% Plus: tax equivalent effect 0.13% 0.12% 0.11% 0.15% 0.24% Net interest margin, fully tax equivalent 3.16% 2.97% 3.83% 3.90% 3.79%

Non-GAAP Disclosure Reconciliations (Continued) The following table presents a reconciliation of tangible common equity to common stockholders’ equity (in thousands): 26 The following table presents a reconciliation of average tangible common equity to average common stockholders’ equity (in thousands): The following table presents a reconciliation of net cash flow available to common stockholders to net income available to common stockholders (in thousands): $ 857,033 $ 792,068 $ 740,760 $ 646,079 $ 471,976 Tangible common equity 16,728 19,171 22,853 24,510 16,754 Less: other intangible, net of tax benefit 387,069 387,069 387,069 387,069 387,069 Less: goodwill $ 1,260,830 $ 1,198,308 $ 1,150,682 $ 1,057,658 $ 875,799 Common stockholders' equity - as reported 2012 2011 2010 2009 2008 September 30, December 31, $ 65,536 $ 14,233 Net cash flow available to common stockholders 2,443 2,766 Add: other intangible amortization expense, net of tax $ 63,093 $ 11,467 Net income available to common stockholders - as reported 2012 2011 September 30, Nine Months Ended $ 821,099 $ 750,022 Average tangible common equity 17,878 21,326 Less: other intangible, net of tax benefit 387,069 387,069 Less: goodwill $ 1,226,046 $ 1,158,417 Average common stockholders' equity - as reported 2012 2011 September 30, Nine Months Ended

Non-GAAP Disclosure Reconciliations (Continued) The following table presents a reconciliation of tangible assets to total assets (in thousands): 27 $ 9,059,748 $ 9,426,832 $ 9,910,442 $ 10,453,814 $ 8,415,940 Tangible assets 16,728 19,171 22,853 24,510 16,754 Less: other intangible, net of tax benefit 387,069 387,069 387,069 387,069 387,069 Less: goodwill $ 9,463,545 $ 9,833,072 $ 10,320,364 $ 10,865,393 $ 8,819,763 Total assets - as reported 2012 2011 2010 2009 2008 September 30, December 31,

Non-GAAP Disclosure Reconciliations (Continued) 28 Net Non-interest Expense to Average Assets Calculation (in thousands) Nine Months Ended September 30, 2008 2009 2010 2011 2012 Non-interest expense 183,390 $ 223,750 $ 258,776 $ 269,633 $ 215,330 $ Adjustment for FDIC special assessment - 3,850 - - - Adjustment for prepayment fees on interest bearing liabilities - - - - 12,682 Adjustment for impairment charges - 4,000 - 1,594 758 Adjustment for (decrease) increase in market value of assets held in trust for deferred compensation (1,657) 710 562 (40) 707 Non-interest expense - as adjusted 185,047 215,190 258,214 268,079 201,183 Other income 80,393 127,154 185,756 109,106 75,314 Less net gains (losses) on investment securities 1,130 14,029 18,648 640 244 Less net (losses) gains on sale of other assets (1,104) (13) 630 283 (37) Less net gain on sale of loans held for sale - - - 1,790 - Less net gains (losses) on other real estate owned 455 (429) (9,284) (13,613) (15,968) Less acquisition related gains - 28,547 62,649 - - Less (decrease) increase in market value of assets held in trust for deferred compensation (1,657) 710 562 (40) 707 Other income - as adjusted 81,569 84,310 112,551 120,046 90,368 Less tax equivalent adjustment on the increase in cash surrender value of life insurance 2,853 1,324 1,893 2,357 1,441 Net non-interest expense 100,625 $ 129,556 $ 143,770 $ 145,676 $ 109,374 $ Average assets 8,240,344 $ 9,777,288 $ 10,506,028 $ 9,956,133 $ 9,576,892 $ Net non-interest expense to average assets 1.22% 1.33% 1.37% 1.46% 1.53%

Non-GAAP Disclosure Reconciliations (Continued)

Pre-Tax, Pre-Provision Operating Earnings (in thousands)

	2008	2009	2010	2011	Nine Months Ended September 30, 2012
(Loss) income before income taxes	$ (7,830)	$ (77,844)	$ 20,552	$ 43,996	$ 93,156
Provision for credit losses	125,721	231,800	246,200	120,750	(9,900)
Pre-tax, pre-provision earnings	117,891	153,956	266,752	164,746	83,256
Tax equivalent adjustment on tax-exempt interest income	9,890	10,625	10,458	13,188	15,069
Tax equivalent adjustment on the increase in cash surrender value of life insurance	2,853	1,324	1,893	2,357	1,441
Pre-tax, pre-provision earnings on a fully tax equivalent basis	130,634	165,905	279,103	180,291	99,766
Non-core other income					
Net gains (losses) on other real estate owned	455	(429)	(9,284)	(13,613)	(15,968)
Net gains (losses) on investment securities	1,130	14,029	18,648	640	244
Net (loss) gain on sale of other assets	(1,104)	(13)	630	283	(37)
Net gain on sale of loans held for sale	-	-	-	1,790	-
Acquisition related gains	-	28,547	62,649	-	-
(Decrease) increase in market value of assets held in trust for deferred compensation	(1,657)	710	562	(40)	707
Total non-core other income	(1,176)	42,844	73,205	(10,940)	(15,054)
Non-core other expense					
FDIC special assessment	-	3,850	-	-	-
Prepayment fees on interest bearing liabilities	-	-	-	-	12,682
Impairment charges	-	4,000	-	1,594	758
(Decrease) increase in market value of assets held in trust for deferred compensation	(1,657)	710	562	(40)	707
Total non-core other expense	(1,657)	8,560	562	1,554	14,147
Pre-tax, pre-provision operating earnings	$ 130,153	$ 131,621	$ 206,460	$ 192,785	$ 128,967
Risk-weighted assets	$ 6,649,603	$ 7,315,255	$ 6,772,762	$ 6,345,357	$ 6,054,435
Annualized pre-tax, pre-provision operating earnings to risk-weighted assets	1.96%	1.80%	3.05%	3.04%	**2.85%**

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Non-GAAP Disclosure Reconciliations (Continued) 30 Core other income (in thousands) Nine Months Ended September 30, 2008 2009 2010 2011 2012 Other income 80,393 $ 127,154 $ 185,756 $ 109,106 $ 75,314 $ Less net gains (losses) on investment securities 1,130 14,029 18,648 640 244 Less net (losses) gains on sale of other assets (1,104) (13) 630 283 (37) Less net gain on sale of loans held for sale (A) - - - 1,790 - Less net gains (losses) on other real estate owned (B) 455 (429) (8,511) (9,971) (12,655) Less (losses) net gains on other real estate owned related to FDIC transactions (B) - - (773) (3,642) (3,313) Less acquisition related gains - 28,547 62,649 - - Less (decrease) increase in market value of assets held in trust for deferred compensation (A) (1,657) 710 562 (40) 707 Plus tax equivalent adjustment on the increase in cash surrender value of life insurance 2,853 1,324 1,893 2,357 1,441 Core other income, fully tax equivalent 84,422 $ 85,634 $ 114,444 $ 122,403 $ 91,809 $ The following letters denote the corresponding line items where these non-core other income items reside in the consolidated statements of income: (A) - Other operating income (B) - Net loss recognized on other real estate owned

Non-GAAP Disclosure Reconciliations (Continued) 31 Total revenue, fully tax equivalent reconciliation (in thousands) Nine Months Ended September 30, 2008 2009 2010 2011 2012 Net interest income 220,888 $ 250,552 $ 339,772 $ 325,273 $ 223,272 $ Plus: tax equivalent effect 9,890 10,625 10,458 13,188 15,069 Net interest income, fully tax equivalent 230,778 261,177 350,230 338,461 238,341 Core other income 81,569 84,310 112,551 120,046 90,368 2,853 1,324 1,893 2,357 1,441 Total revenues, fully tax equivalent 315,200 $ 346,811 $ 464,674 $ 460,864 $ 330,150 $ Core other income to revenues, fully tax equivalent 27% 25% 25% 27% 28% Plus: tax equivalent adjustment on the increase in cash surrender value of life insurance

Mitchell Feiger, President and Chief Executive Officer Jill E. York, Vice President and Chief Financial Officer November 2012 NASDAQ: MBFI Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, MB Financial, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 14th day of November, 2012.

MB FINANCIAL, INC.

By:	/s/ Jill E. York
Jill E. York
Vice President and Chief Financial Officer
(Principal Financial and Principal Accounting Officer)

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